Fees Summary	Jan. 22, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 54,502,374.39
Previously Paid Amount	0.00
Total Fee Amount	8,344.31
Total Offset Amount	0.00
Net Fee	$ 8,344.31